EXHIBIT 99.6

                             SHAREHOLDERS' AGREEMENT

         THIS AGREEMENT dated as of March 30, 1998, is by and among Castle Dental Centers of California, L.L.C., a Delaware limited liability company ("Castle West"), CDC of California, Inc., a Delaware corporation ("CDC"), Dental Consulting Services, LLC, a California limited liability company ("DCS"), Castle West Holdings, L.L.C., a Delaware limited liability company ("Holdings"), each of the corporations listed on Schedule A hereto as a member of DCS (the "Corporate B Members"), each of the stockholders listed on Schedule A hereto of the Corporate B Members (the "Corporate B Stockholders"), each of the corporations listed on Schedule A hereto as a member of Holdings (the "Corporate C Members"), and each of the stockholders listed on Schedule A hereto of the Corporate C Members (the "Corporate C Stockholders");

                                   WITNESSETH:

         WHEREAS, on January 30, 1998, Castle West, Castle Dental Centers, Inc., a Delaware corporation ("Castle"), CDC, DCS, Holdings, the Corporate B Members, the Corporate B Stockholders, the Corporate C Members and the Corporate C Stockholders entered into that certain Master Contribution and Combination Agreement ("Combination Agreement") providing for, among other things, the organization of Castle West; and

         WHEREAS, the Corporate B Members collectively own all of the outstanding membership interests in DCS (the "DCS Interest"), the Corporate B Stockholders own all of the outstanding capital stock of each of their respective Corporate B Members (collectively, the "Corporate B Stock"), the Corporate C Members collectively own all of the outstanding membership interests in Holdings (the "Holdings Interest"), the Corporate C Stockholders own all of the outstanding capital stock of each of their respective Corporate C Members (collectively, the "Corporate C Stock"), Holdings owns all of the outstanding Class C Interest in Castle West (the "Class C Interests"), and DCS owns all of the outstanding Class B Interest in Castle West (the "Class B Interest"); and

         WHEREAS, pursuant to Article VII of the Combination Agreement, CDC and Castle granted the Corporate B Members as a group the option ("Corporate B Members' Merger Option") to cause all of the Corporate B Stock to be converted into Castle common stock, $.001 par value per share ("Castle Common Stock") pursuant to a merger of all of the Corporate B Members with and into CDC; and

         WHEREAS, pursuant to Article VIII of the Combination Agreement, (a) each Corporate C Member was granted the one-time right ("Corporate C Members' Merger Option") to convert its Corporate C Stock into shares of Castle Common Stock and/or cash through a merger of the Corporate C Members into CDC and (b) CDC was granted the one-time right ("CDC's Call Option")

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to convert the Corporate C Stock into shares of Castle Common Stock and/or cash through a merger of the Corporate C Members into CDC; and

         WHEREAS, at the date hereof, the DCS Interest, Holdings Interest, the Corporate B Stock and the Corporate C Stock are owned by the Corporate B Members, the Corporate C Members, the Corporate B Stockholders and the Corporate C Stockholders, respectively, in the amounts set forth on EXHIBIT B hereto; and

         WHEREAS, the undersigned desire to promote their mutual interests imposing certain restrictions and obligations on themselves and the Securities (as defined below);

         NOW, THEREFORE, in consideration of the premises, the mutual promises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1.       DEFINITIONS.  For purposes of this Agreement:

                  (a) "Affiliate" means (i) with respect to any individual, such individual's spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law and brothers and sisters-in-law, any direct descendant of such individual or any Person established for the benefit of any of the foregoing and (ii) with respect to a Person, any person which controls, is controlled by or under common control with such Person.

                  (b) "B Merger" the merger of each Corporate B Member with and into CDC in accordance with the terms of the Combination Agreement.

                  (c) "B Merger Consideration" means the aggregate amount of merger consideration payable to the Corporate B Stockholders upon consummation of the B Merger, determined in accordance with Article VII of the Combination Agreement.

                  (d) "C Merger" the merger of a Corporate C Member with and into CDC in accordance with the terms of the Combination Agreement.

                  (e) "C Merger Consideration" means the aggregate amount of consideration payable to the Corporate C Members upon consummation of CDC's Call Option, determined in accordance with Article VIII of the Combination Agreement.

                  (f) "Castle West Interests" means the Class B Interest and the Class C Interest.

                  (g) "CDC's Call Option" is as defined in the preamble.

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                  (h) "Companies" means Castle West, DCS, Holdings, the
         Corporate B Members and the Corporate C Members, collectively, and "Company" refers to any of the Companies, singularly.

                  (i) "Corporate C Members' Merger Option" is as defined in the preamble.

                  (j) "Determination Date" means the last day of the calendar month immediately preceding the calendar month during which:

                           (i) for purposes of Section 6, a Shareholder dies;
                  and

                           (ii) for purposes of Section 8, an Offering Notice is
                  delivered to CDC or a Shareholder.

                  (k) "Disposition" means any sale, passage, assignment, gift, exchange, distribution, transfer, pledge, mortgage or other encumbrance, or any other disposition of Securities whatsoever, whether voluntary or involuntary, and each and every transaction, whether voluntary or involuntary, occurring by operation of law or otherwise, which has the purpose or effect of making one or more of the following changes:

                           (i) a change in the beneficial or record ownership of
                  any of the Securities covered by this Agreement or any stock certificate or certificates representing such Securities; or

                           (ii) a change in the identity, ownership or control
                  of the holder or owner of the legal, equitable or beneficial title of or to any of the Securities covered by this Agreement or any stock certificate or certificates representing such Securities;

         and shall include the failure of a Shareholder to succeed to any interest, community or otherwise, of such Shareholder's spouse in the Securities upon termination of the marital relationship of such Shareholder by reason of death; provided, however, that such term shall not include (i) the acquisition by a Shareholder of all or any part of any interest, community or otherwise, of such Shareholder's spouse, in any Securities covered by this Agreement, (ii) any Disposition of Securities by a Shareholder to any other Shareholder who is a party to this Agreement which, but for this provision, would constitute a Disposition, (iii) the conversion of any Securities owned or held by a Shareholder pursuant to a C Merger upon the exercise of CDC's Call Option or a Corporate C Members' Merger Option, (iv) the conversion of any Securities owned or held by a Shareholder pursuant to the B Merger,
         (v) any pledge, mortgage, encumbrance or other grant of a security interest in accordance with the provisions of Section 5(b) hereof or
         (vi) any Disposition to an Affiliate in accordance with the provisions of Section 5(c).

                  (l) "Disqualified Securities" has the meaning provided in
         Section 6.

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                  (m) "Non-Affiliate" has the meaning provided in Section 6.

                  (n) "Offering Notice" means a notice from the party obligated to offer Securities, offering such Securities to CDC or to the Shareholders other than the one with respect to which such Offering Notice is being sent, as the case may be, and specifying the Section of this Agreement pursuant to which such offer is being made and the nature and details of the circumstances under which such offer is being made.

                  (o) The term "Person" shall mean an individual, a corporation, limited liability company, a trust, a partnership, a joint stock association, a business trust or a government or agency or subdivision thereof, as the case may be, and, as applicable, shall include the singular and the plural.

                  (p) "Pro Rata Share" means, (a) with respect to a stockholder's interest in a corporation, the number of shares of capital stock of such corporation owned by such stockholder divided by the number of shares of capital stock of such corporation owned by all stockholders of such corporation and (b) with respect to a corporation's interest in a limited liability company, the percentage ownership interest in such limited liability company owned by such corporation.

                  (q) "Reply Notice" means a notice from CDC or from any Shareholder receiving an Offering Notice, stating whether CDC or such Shareholder, as the case may be, accepts or rejects the offer made by an Offering Notice.

                  (r) "Resulting Shareholder" has the meaning provided in
         Section 6.

                  (s) "Securities" means the DCS Interest, Holdings Interest, the Corporate B Stock, the Corporate C Stock and the Castle West Interests.

                  (t) "Securities Act" means the Securities Act of 1933, as amended, or any successor Federal statute, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder, as in effect from time to time.

                  (u) "Securities Value" as of the applicable Determination Date shall mean an amount equal to, (i) with respect to a DCS Interest, the Pro Rata Share of the B Merger Consideration that would be received by the Corporate B Stockholder(s) owning the Corporate B Member owning such DCS Interest upon consummation of the B Merger, (ii) with respect to a Holdings Interest, the Pro Rata Share of the C Merger Consideration that would be received by the Corporate C Member owning such Holdings Interest upon consummation of CDC's Call Option, (iii) with respect to any Corporate B Stock, the Pro Rata Share of the B Merger Consideration that would be received by the Corporate B Stockholder(s) owning such Corporate B Stock upon consummation of the B Merger, (iv) with respect to any Corporate C Stock, the Pro Rata Share of the C Merger Consideration

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         that would be received by the Corporate C Member owned by such
         Corporate C Stockholder upon consummation of CDC's Call Option, (v) with respect to the Class B Interest, the B Merger Consideration that would be received by the Corporate B Stockholder(s) upon consummation of the B Merger, and (vi) with respect to the Class C Interest, the C Merger Consideration that would be received by the Corporate C Members upon consummation of CDC's Call Option.

                  (v) "Shareholders" means DCS, Holdings, the Corporate B Members, the Corporate C Members, the Corporate B Stockholders, the Corporate C Stockholders, and all other Persons who from time to time hereafter may be the holders of Securities.

         2. PROVISIONS OF GENERAL APPLICABILITY. For purposes of this Agreement:

                  (a) If at any time any Securities owned or held by a Shareholder are required by this Agreement to be offered to the other Shareholders, such offer shall be deemed to be made only to the other Shareholders who hold similar securities (e.g., DCS Interest shall only be offered to other Corporate B Members, Holdings Interest shall only be offered to other Corporate C Members, Corporate B Stock shall only be offered to other Corporate B Stockholders, Corporate C Stock shall only be offered to other Corporate C Stockholders, the Class B Interest shall only be offered to Holdings, and the Class C Interest shall only be offered to DCS), both pro rata in accordance with their respective holdings at the time of the offer of Securities, and in such other proportions as such other Shareholders may agree upon among themselves. Except as may otherwise be agreed upon among such other Shareholders, each such other Shareholder to whom such Securities are so offered shall have the right to purchase that portion of Securities offered which the Securities Value of the Securities of similar kind owned by such other Shareholders bears to the total Securities Value of Securities of similar kind owned by all such other Shareholders who have elected to accept the offer.

                  (b) Reply Notices accepting an offer made by an Offering Notice may accept such offer as to all Securities offered by the Offering Notice or any portion thereof. If any Shareholder or CDC receives an Offering Notice and fails to deliver a Reply Notice to the offering party within 30 days from the receipt of such Offering Notice, the party who fails to so deliver a Reply Notice shall be deemed conclusively to have delivered a Reply Notice stating that such party does not accept the offer made by such Offering Notice.

                  (c) Each transaction of purchase and sale of Securities pursuant to this Agreement shall be completed by delivery of the certificates representing such Securities endorsed in blank and by actual registration of the transfer of such Securities on the books of the appropriate Company upon payment of the purchase price to the seller of such Securities as hereinafter set forth. The purchase price of purchases made pursuant to Section 8 shall be payable in cash. Any such transaction pursuant to Section 8 shall be closed at such time and place as shall be agreed upon by the parties thereto, or, if no such agreement is reached, at

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         the principal office of CDC on the 30th day following the date of delivery of the last Reply Notice given in connection with such transaction or, if such day shall not be a business day, in the first business day thereafter during normal business hours.

                  (d) Whenever the context requires, the gender of all words used herein shall include the masculine, feminine and neuter, and the number of all words shall include the singular and the plural.

         3. INVESTMENT REPRESENTATION. Each of the Shareholders hereby represents that as of the dates any Securities were acquired or are hereafter acquired by such Shareholder, such Securities were or will be acquired for such Shareholder's own account, for investment and not with a view to the distribution thereof. Each of the Shareholders understands that the Securities which have been or will be acquired by such Shareholder have not been registered under the Securities Act or any applicable state securities laws pursuant to exemptions from the registration provisions thereof. Each of the Shareholders hereby agrees that the Securities which have been acquired by such Shareholder, and any other Securities hereafter acquired by such Shareholder, pursuant to exemptions from the registration provisions of the Securities Act and applicable state securities laws, shall not be sold, transferred, pledged or hypothecated unless the sale of such Securities is registered under the Securities Act and all applicable state securities laws or unless there is furnished an opinion of counsel reasonably satisfactory in form and substance to CDC that registration of such Securities is not required. Each Shareholder understands that no Company is under any obligation to register the Securities under the Securities Act or any applicable state securities laws, and that Rule 144 under the Securities Act may not be available in connection with any resale of Securities. The provisions of this Section 3 and the provisions of the following Section 4 shall remain in effect until, in the opinion of counsel for CDC, they are no longer required.

         4. LEGEND ON SECURITIES CERTIFICATES. Each of the Shareholders hereby agrees that the following legend shall be written, printed or stamped on all certificates representing Securities owned by such Shareholder or, if such Securities are not represented by certificates, on the first page of the agreement pursuant to which such Securities are created:

                  "The transfer of the Securities represented by this certificate is restricted by the terms and conditions of a Shareholders' Agreement (the "Agreement") dated as of ______________, 1998, among Castle Dental Centers, L.L.C. ("Castle West"), CDC of California, Inc., Dental Consulting Services, LLC ("DCS"), Castle West Holdings, L.L.C. ("Holdings"), all of the members in DCS and Holdings and all of the stockholders of the members in DCS and Holdings. A copy of the Agreement is on file at the registered office of the company issuing this certificate, and the company shall furnish a copy thereof to the record holder hereof without charge upon written request."

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         5. DISPOSITION OF SECURITIES BY SHAREHOLDERS.

                  (a) No Shareholder shall make, cause or allow any Disposition of any Securities owned or held by such Shareholder except with the written consent of CDC, the Company and all other Shareholders or except pursuant to the provisions of this Agreement.

                  (b) Any Shareholder may pledge, mortgage, encumber or otherwise grant a security interest in any Securities owned or held by such Shareholder in connection with a bona fide transaction and to secure the performance or payment of any obligation or indebtedness of such Shareholder which such Shareholder fully intends to perform or pay if and only so long as such Shareholder is entitled to vote such Securities with respect to any and all matters presented to the holders of such class of Securities for consideration and action; provided, however, in the event that the legal or equitable title to any of such Securities should be divested from such Shareholder as a consequence of any default in the payment or performance of such indebtedness or obligation, such divestiture shall constitute an involuntary Disposition to which the provisions of Section 8 shall apply; provided, however, that notwithstanding the foregoing, neither DCS nor Holdings may pledge, mortgage, encumber or otherwise grant a security interest in the Class B Interest or the Class C Interest.

                  (c) Any Corporate B Stockholder or Corporate C Stockholder may make a Disposition of any of the Corporate B Stock or Corporate C Stock owned or held by such Shareholder to an Affiliate of such Shareholder provided that such Affiliate is competent to enter into and perform the obligations of a Shareholder under this Agreement and contemporaneously with such Disposition such Affiliate agrees to become a party to this Agreement and the Combination Agreement by entering into an Addendum Agreement as required by Section 13 (g) of this Agreement.

         6. DEATH OF A SHAREHOLDER. If any Shareholder dies, then his or her executor, administra tor or similar person, or heirs and, with respect to any Securities owned by such Shareholder in which, at the time of such Shareholder's death, the spouse of such Shareholder had an interest, community or otherwise, immediately prior to the date of death, the spouse of such Shareholder, as the case may be (in any event, the "Resulting Shareholder"), shall be deemed to be a Shareholder and all the provisions of this Agreement shall apply to any future Disposition of Securities held by such Resulting Shareholder. If the Resulting Shareholder (i) is an heir who, prior to the Shareholder's death, was not an Affiliate of the Shareholder (a "Non-Affiliate") or (ii) intends or is required by law or the last will and testament of the deceased Shareholder to deliver any portion of the deceased Shareholder's Securities to any Non-Affiliate, the Resulting Shareholder shall, within 90 days after such death, offer or cause to be offered (x) in the case of (i) above, all of the Securities acquired by such heir or (ii) in the case of (ii) above, the Securities to be delivered to a Non-Affiliate (in either event, the "Disqualified Securities") first to the other Shareholders, and if such offer is not accepted in full by the other Shareholders, then to CDC, at a price equal to the Securities Value of such

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Securities as of the Determination Date, all in accordance with the following provisions of this Section 6.

                  (a) Within 90 days after the date of death of such Shareholder, the Resulting Shareholder shall deliver an Offering Notice to each of the other Shareholders, and within 30 days from the receipt of such Offering Notice, the other Shareholders shall deliver Reply Notices to the Resulting Shareholder. If by their Reply Notices the other Shareholders accept the offer of the Resulting Shareholder, such Reply Notices shall constitute an agreement binding on the Resulting Shareholder and the other Shareholders to sell and purchase the offered and accepted Securities at the price and upon the terms stated in this Agreement, the Offering Notice of the Resulting Shareholder and in such Reply Notices.

                  (b) If the other Shareholders shall not have accepted in full the offer of the Resulting Shareholder pursuant to the foregoing paragraph (a), the Resulting Shareholder shall, upon receipt of the Reply Notices from the other Shareholders or upon the expiration of the 30-day period referred to in the foregoing paragraph (a), whichever shall first occur, deliver an Offering Notice to CDC with respect to the remaining Securities. If by its Reply Notice delivered within 30 days from the receipt of such Offering Notice CDC accepts the offer of the Resulting Shareholder, such Reply Notice shall constitute an agreement binding on the Resulting Shareholder and CDC to sell and purchase the offered and accepted Securities at the price and upon the terms stated in this Agreement, the Offering Notice of the Resulting Shareholder and in such Reply Notice.

                  (c) If neither the other Shareholders nor CDC timely accepts an offer of the Resulting Shareholder pursuant to the foregoing provisions of this Section 6 for all of the applicable Securities, then
         (i) in the case of an intended transfer to a Non-Affiliate, the Resulting Shareholder shall be allowed to make such a transfer of the Disqualified Securities not so purchased to the Non-Affiliate and the Non-Affiliate shall be deemed to be a Shareholder and all the provisions of this Agreement shall apply to any future Disposition of Securities held by the Non-Affiliate and (ii) in the case of an heir who is a Non-Affiliate, the Resulting Shareholder shall be deemed to be a Shareholder and all the provisions of this Agreement shall apply to any future Disposition of Securities held by the Resulting Shareholder.

         7. SALE OF SECURITIES UPON TERMINATION OF MARRIAGE OF A SHAREHOLDER. If the marriage of a Shareholder is terminated by the death of his or her spouse or by divorce, and such Shareholder does not succeed to all of his or her spouse's interest, if any, in the Securities held by him or her at the time of such termination, then his or her former spouse or the executor, administrator or similar person or heirs of his or her spouse, as the case may be, shall, be deemed to be a Shareholder and all the provisions of this Agreement shall apply to any future Disposition of Securities held by such Shareholder.

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         8. INVOLUNTARY DISPOSITION OF SECURITIES. Upon the reasonable belief of a Shareholder that any of the Securities of such Shareholder are or will be subject to an involuntary Disposition, and in any event, as permitted by law, upon or prior to any involuntary Disposition of such Securities, the Shareholder who owns such Securities or his or her representative shall offer such Securities to the other Shareholders, and if such offer is not accepted in full by the other Shareholders, then the remainder to CDC, at a price equal to the Securities Value of such Securities as of the Determination Date, in accordance with the following provisions of this Section 8. For purposes of this Section 8, "involuntary Disposition" shall include, without limitation, any Disposition or other transfer of Securities pursuant to or by reason of or under judicial order, legal or equitable process, execution, attachment or enforcement of a pledge, trust or other security interest or encumbrance. Also, for the purposes of this Section 8, the term "Selling Shareholder" shall mean the Shareholder who owns such Securities subject to the involuntary Disposition, or his or her representative, as the case may be.

                  (a) The Selling Shareholder shall deliver an Offering Notice to each of the other Shareholders, and within 30 days from the receipt of such Offering Notice, the other Shareholders shall deliver Reply Notices to the Selling Shareholder. If by their Reply Notices the other Shareholders accept the offer of the Selling Shareholder, such Reply Notices shall constitute an agreement binding on the Selling Shareholder and the other Shareholders to sell and purchase the offered and accepted Securities at the price and upon the terms stated in this Agreement, the Offering Notice of such Selling Shareholder and such Reply Notices.

                  (b) If the other Shareholders shall not have accepted in full the offer of the Selling Shareholder pursuant to the foregoing paragraph (a), the Selling Shareholder shall, upon receipt of the Reply Notices from the other Shareholders or upon the expiration of the 30-day period referred to in the foregoing paragraph (a), whichever shall first occur, deliver an Offering Notice to CDC with respect to the remaining Securities. Within 30 days from the receipt of such Offering Notice, CDC shall deliver a Reply Notice to the Selling Shareholder. If by its Reply Notice, CDC accepts the offer of the Selling Shareholder, such Reply Notice shall constitute an agreement binding on the Selling Shareholder and CDC to sell and purchase the offered and accepted Securities at the price and upon the terms stated in this Agreement, the Offering Notice of such Selling Shareholder and such Reply Notice.

                  (c) If neither the other Shareholders nor CDC timely accepts the offer of the Selling Shareholder pursuant to the foregoing provisions of this Section 8 for all of the applicable Securities, the Selling Shareholder shall not be freed and discharged, except as hereinafter stated, from all obligations under the terms of this Agreement other than to cause, through action or inaction on the part of the Selling Shareholder, the involuntary Disposition described in the Offering Notice to occur. If such involuntary Disposition has not been affected within six months after the date the Offering Notice is delivered to the other Shareholders, all the provisions of this Agreement, including the provisions of this Section 8, shall apply to any future Disposition of Securities owned by the Selling Shareholder.

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         9. BUSINESS ACTIVITIES; ISSUANCE OF ADDITIONAL SECURITIES. DCS, each
Corporate B Member and each Corporate C Member hereby agrees that the only business activities it shall conduct following the execution of this Agreement and prior to the consummation of the C Merger contemplated by the Corporate C Members' Merger Option or CDC's Call Option shall relate to the ownership of the Securities currently owned by it or acquired by it under the terms of this Agreement. Each Company hereby agrees that for so long as such Company remains a party to this Agreement, without the prior consent of CDC and each Shareholder then a party to this Agreement, it shall not issue or agree to issue (a) any shares of capital stock or membership interests in such Company, (b) any securities convertible into or exchangeable for shares of capital stock or membership interests in such Company or (c) any other securities that would, in each case, be entitled to vote upon a merger of such Company into any other Person. Each of the Shareholders who owns Securities issued by each such Company agrees to take all corporate action necessary to implement the agreements set forth in the preceding two sentences.

         10. POWER OF ATTORNEY. Each of the Shareholders and each of the parties who becomes obligated as a Shareholder hereunder does hereby irrevocably make, constitute and appoint Jack H. Castle, Jr. and John M. Slack, or either of them, with full power of substitution and resubstitution to each, the true and lawful attorneys and proxies of such Shareholder, (a) upon receipt of a notice of exercise of the Corporate B Members' Merger Option executed by the holders of a majority in interest of the DCS Interest, to vote the Corporate B Stock of such Shareholder standing in the name of such Shareholder on the books of any Corporate B Member in favor of the B Merger if such Shareholder does not promptly do so, (b) upon receipt of a notice of exercise of a Corporate C Members' Merger Option, to vote the Corporate C Stock of such Shareholder standing in the name of such Shareholder on the books of the Corporate C Member in favor of the C Merger contemplated by that Corporate C Members' Merger Option if such Shareholder does not promptly do so, (c) upon exercise by CDC of CDC's Call Option, to vote the Corporate C Stock of such Shareholder standing in the name of such Shareholder on the books of any Corporate C Member in favor of the C Merger contemplated by CDC's Call Option if such Shareholder does not promptly do so, (d) upon the termination of the Management Agreement entered into between Holdings and Castle West concurrently herewith ("Management Agreement") by Holdings (other than a termination because of a breach by Castle West which gives Holdings the right to terminate the Management Agreement) or a breach of the Management Agreement by Holdings in such a manner as to give Castle West the right to terminate the Management Agreement, to vote the Corporate C Stock of such Shareholder standing in the name of such Shareholder on the books of any Corporate C Member in favor of the C Merger contemplated by CDC's Call Option if such Shareholder does not promptly do so and to vote the Corporate B Stock of such Shareholder standing in the name of such Shareholder on the books of any Corporate B Member in favor of the B Merger if such Shareholder does not promptly do so and (e) in the event such proxies vote any Securities in accordance with any of (a) through (d) above and the board of directors of any such Company fails to cause such Company to comply with such vote, to vote to elect a replacement board of directors for such Company for such purpose only. The Shareholders hereby agree that the power of attorney granted herein is irrevocable and a power of attorney coupled with an interest, shall survive the death, disability or bankruptcy of a Shareholder, if an individual, or the bankruptcy, dissolution or any other termination of a

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Shareholder, if a corporation, trust or partnership or other association, and shall extend and be binding upon each Shareholder's heirs, successors, personal representatives and assigns.

         11. NOTICES. All notices (including Offering Notices and Reply Notices), requests, consents and other communications under this Agreement shall be in writing and shall be deemed to have been delivered on the third day after the date mailed, postage prepaid, by certified mail, return receipt requested, on the day after deposited with a recognized overnight courier, or on the date personally delivered:

                  (a) if to CDC to Castle Dental Centers, Inc., 1360 Post Oak Boulevard, Suite 1300, Houston, Texas 77056, with a copy to: John W. Menke, Esq., Boyer, Ewing & Harris, Nine Greenway Plaza, Suite 3100, Houston, Texas 77046; and

                  (b) if to any Shareholder, to the address of such shareholder as it appears opposite the signature of such Shareholder at the end of this Agreement, with a copy to: Barry H. Lawrence, Esq., Kaye, Scholer, Fierman, Hayes & Handler, LLP, 1999 Avenue of the Stars, Suite 1600, Los Angeles, California 90067.

Any party hereto may designate a different address by delivering notice thereof to the other parties hereto.

         12. JOINDER OF SPOUSE. Each spouse of a Shareholder is fully aware of, understands, and fully consents and agrees to the provisions of this Agreement and its binding effect upon any interest, community or otherwise, she may now or hereafter own in any Securities, and agrees that the termination of his or her marriage to such Shareholder for any reason shall not have the effect of removing any Securities otherwise subject to this Agreement from the coverage hereof. Each spouse of a Shareholder hereby evidences such awareness, understanding, consent and agreement by joining in this Agreement and by executing this Agreement beneath such Shareholder's signature on the signature pages hereto.

         13.      MISCELLANEOUS PROVISIONS.

                  (a) GOVERNING LAW. This Agreement shall be subject to and governed by the laws of the State of Delaware.

                  (b) BINDING EFFECT. This Agreement shall be binding upon the Companies, the Shareholders, and their successors and assigns. Any Shareholder who makes a Disposition of his or her entire interest in all of the Securities owned and held by such Shareholder in accordance with the terms hereof shall cease to have any rights or obligations under this Agreement.

                  (c) AMENDMENT. This Agreement may be amended from time to time only by an instrument in writing signed by CDC, the Companies and the Shareholders who are parties to this Agreement at the time of such amendment.

                  (d) TERMINATION. This Agreement shall terminate automatically upon the consummation of the C Merger contemplated by CDC's Call Option, provided, however, that the provisions of Section 3 hereof shall survive the termination of this Agreement under the foregoing provisions of this sentence and shall thereafter continue in effect as provided in such Section, subject to the limitations set forth in the Combination Agreement. This Agreement may also be terminated by an instrument in writing to such effect signed by CDC, the Companies and the Shareholders who are parties to this Agreement at the time of the signing of such instrument.

                  (e) SPECIFIC PERFORMANCE. Any attempted Disposition in breach of this Agreement shall constitute an offer made by the Shareholder attempting or making any such Disposition, and the provisions of this Agreement, whichever shall be applicable, shall be deemed to be in effect upon such attempted Disposition, and an Offering Notice shall be deemed to have been delivered in connection therewith; provided, however, that the date of delivery of the first Offering Notice for purposes of any such section shall be deemed to be the date as of which the party to whom such Offering Notice shall have been deemed to be sent has actual knowledge of such attempted Disposition. The party to whom such Offering Notice shall have been deemed to be sent shall, upon obtaining actual knowledge of such attempted Disposition, deliver a notice of such attempted Disposition to CDC, and CDC shall thereupon deliver a notice of such attempted Disposition to each Person to whom the Securities covered by such attempted Disposition may thereafter be required to be offered pursuant to the section of this Agreement governing such attempted Disposition. Each party hereto acknowledges that a remedy at law for any breach or attempted breach of Section 3 or any of Sections 8 through 10 shall be inadequate, agrees that each other party hereto shall be entitled to specific performance and injunctive and other equitable relief in case of any such breach or attempted breach and further agrees to waive any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or other equitable relief.

                  (f) SEPARABILITY. If any term or provision contained in this Agreement is or is hereafter found to be inconsistent with, contrary to or invalid or unenforceable under any applicable law or official rule, regulation or order, this Agreement shall be deemed to be modified accordingly and the remaining terms and provisions of this Agreement shall not be affected thereby and shall continue in full force and effect.

                  (g) ADDENDUM AGREEMENT. No Shareholder shall sell or dispose of any Securities to any Person who is not already a party hereto unless such Person and the spouse of such Person, if any, agree to become parties to this Agreement and the Combination Agreement contemporaneously with the sale of such Securities. Any such Person and the spouse of such

         Person shall become parties to this Agreement and the Combination Agreement by the execution of an Addendum Agreement substantially in the form attached hereto as Exhibit A, which Addendum Agreement shall bind them to, and grant them the benefits of, this Agreement and the Combination Agreement as though they were original parties hereto. For this purpose, all the Shareholders hereby appoint CDC as their agent and attorney-in-fact to execute such Addendum Agreement on their behalf and expressly bind themselves to the Addendum Agreement by CDC's execution of that Addendum Agreement without further action on their part.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement in multiple counterparts, each of which shall be deemed an original, but all of which shall constitute the same instrument, as of the day and year first above written.


                                       CDC OF CALIFORNIA, INC.


                                       By:______________________________________
                                       John M. Slack, Vice President and Chief
                                       Financial Officer

                                       CASTLE DENTAL CENTERS OF CALIFORNIA,
                                         L.L.C.


                                       By:______________________________________
                                       John M. Slack, Vice President and Chief
                                       Financial Officer

                                       DENTAL CONSULTING SERVICES, LLC


                                       By:______________________________________
                                       Jeffrey D. Schechter, D.D.S., a Manager

                                       CASTLE WEST HOLDINGS, L.L.C.


                                       By:______________________________________
                                       Jeffrey D. Schechter, D.D.S., a Manager

                                       DCS MEMBERS


                                       _________________________________________
                                       Jeffrey D. Schechter, D.D.S.,
                                       Individually


                                       _________________________________________
                                       S. Alexander Soleimani, D.M.D.,
                                       Individually


                                       _________________________________________
                                       Martin Schechter, D.D.S., Individually


                                       _________________________________________
                                       Elliot Schlang, D.D.S., Individually

                                       DENTAL ADVISORY GROUP, LLC
                                       a California limited liability company


                                       By:_____________________________________
                                       Name:___________________________________
                                       Title:__________________________________

                                       HOLDINGS MEMBERS


                                       _________________________________________
                                       Jeffrey D. Schechter, D.D.S.,
                                       Individually


                                       _________________________________________
                                       S. Alexander Soleimani, D.M.D.,
                                       Individually


                                       _________________________________________
                                       Martin Schechter, D.D.S., Individually


                                       _________________________________________
                                       Elliot Schlang, D.D.S., Individually

                                       DENTAL ADVISORY GROUP, LLC
                                       a California limited liability company


                                       By:_____________________________________
                                       Name:___________________________________
                                       Title:__________________________________


                                       ________________________________________
                                       Julie D'Aguanno, Individually

                                       CORPORATE B MEMBERS

                                       JDS-B CORPORATION


                                       By:_____________________________________
                                       Jeffrey D. Schechter, D.D.S., President

                                       SAS-B CORPORATION


                                       By:_____________________________________
                                       S. Alexander Soleimani, D.M.D., President

                                       MART-B CORPORATION


                                       By:_____________________________________
                                       Martin Schechter, D.D.S., President

                                       ES-B CORPORATION


                                       By:_____________________________________
                                       Elliot Schlang, D.D.S., President

                                       DAG-B CORPORATION


                                       By:_____________________________________
                                       Timothy Regas, President

                                       CORPORATE C MEMBERS

                                       JDS-C CORPORATION


                                       By:_____________________________________
                                       Jeffrey D. Schechter, D.D.S., President

                                       SAS-C CORPORATION


                                       By:_____________________________________
                                       S. Alexander Soleimani, D.M.D., President

                                       MART-C CORPORATION


                                       By:_____________________________________
                                       Martin Schechter, D.D.S., President

                                       EL-S-C CORPORATION


                                       By:_____________________________________
                                       Elliot Schlang, D.D.S., President

                                       DAG-C CORPORATION


                                       By:_____________________________________
                                       Timothy Regas, President

                                       JUL-C CORPORATION


                                       ________________________________________
                                       Julie D'Aguanno, President

                                    EXHIBIT A

                               ADDENDUM AGREEMENT
                                       TO
                             SHAREHOLDERS' AGREEMENT

                  THIS AGREEMENT made this ____ day of _________, 19__, by and among ____________ (the "Proposed Shareholder"), and Castle Dental Centers of California, L.L.C. ("Castle West"), CDC of California, Inc., a Delaware corporation ("CDC"), Dental Consulting Services, LLC, a California limited liability company ("DCS"), Castle West Holdings, L.L.C., a Delaware limited liability company ("Holdings"), each of the members of DCS (the "Corporate B Members"), each of the stockholders of the Corporate B Members (the "Corporate B Stockholders"), each of the members of Holdings (the "Corporate C Members"), and each of the stockholders of the Corporate C Members (the "Corporate C Stockholders");

                                   WITNESSETH:

                  WHEREAS, Castle West, CDC, DCS, Holdings, the Corporate B Members, the Corporate B Stockholders, the Corporate C Members and the Corporate C Stockholders and the Shareholders are parties to a Shareholders' Agreement dated ___________, 1998 (the "Agreement"), pertaining to the ownership and transferability of Securities (as defined in the Agreement) by the Shareholders (as defined in the Agreement) and other matters; and

                  WHEREAS, Castle West, CDC, DCS, Holdings, the Corporate B Members, the Corporate B Stockholders, the Corporate C Members and the Corporate C Stockholders and the Shareholders are parties to a Master Contribution and Combination Agreement dated ___________, 1998 (the "Combination Agreement"), pertaining, among other things, to the ownership and transferability of Securities by the Shareholders; and

                  WHEREAS, [_____________], a Shareholder, proposes to transfer an aggregate of _______ Securities; and

                  WHEREAS, Section 13(g) of the Agreement requires the Proposed Shareholder to execute an Addendum Agreement in substantially the form of this instrument;

                  NOW, THEREFORE, in consideration of the premises, the Proposed Shareholder hereby agrees as follows:

                  1. The Proposed Shareholder agrees that upon the transfer to
(it) (him) (her) of the Securities specified above, the Proposed Shareholder shall become bound by and shall observe and perform and be entitled to the benefits of, all of the terms and conditions of the Agreement and the Combination Agreement, and such Securities, along with all Securities hereafter acquired, shall continue to be subject to all of the terms and conditions of the Agreement and the Combination Agreement.

                  2. The address to which all notices, requests, consents and other communications under the Agreement shall be sent to the Proposed Shareholder as provided in Section 11 of the Agreement, is
_________________________________________________________________.

                  3. This Addendum Agreement shall be attached to and become part of the Agreement.

                                                  PROPOSED SHAREHOLDER:

                                                  _____________________________

                                                  _____________________________
                                                  Spouse of Proposed Shareholder

AGREED to on behalf of the Shareholders, CDC and the Companies pursuant to
Section 13(g) of the Agreement.

CDC of California, Inc.

By_______________________
Name:____________________
Title:___________________

                                        2